PRICEWATERHOUSECOOPERS [LOGO]
________________________________________________________________________________
                                                      PricewaterhouseCoopers LLP
                                                                400 Campus Drive
                                                                    P.O. Box 988
                                                           Florham Park NJ 07932
                                                        Telephone (973) 236-4000
                                                        Facsimile (973) 236-5000



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Prospectus on Post-Effective Amendment No. 1 to Form SB-2 of our report dated April 4, 2002 relating to the consolidated financial statements of EP MedSystems, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Florham Park, NJ
July 2, 2002